SEASONS SERIES TRUST

Cash Management Portfolio

(“Acquired Portfolio”)

Supplement dated March 9, 2015, to the Acquired Portfolio’s

Prospectus and Statement of Additional Information

dated July 29, 2014, as amended

Shareholders are advised that the Acquired Portfolio was reorganized into the Cash Management Portfolio, a series of SunAmerica Series Trust. Accordingly, all references to the Acquired Fund are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.